UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2018

AVISTA CORPORATION
(Exact name of registrant as specified in its charter)

Washington	1-3701	91-0462470
(State of other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1411 East Mission Avenue, Spokane, Washington	99202-2600
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	509-489-0500
Web site: http://www.avistacorp.com

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events
Item 8.01 Other Events.
On June 4, 2018, Avista Corporation (Avista Corp. or the Company) and Hydro One Limited (Hydro One) received approval from the Regulatory Commission of Alaska (RCA) on the proposed merger. The approval is subject to the following conditions: (1) Alaska Electric Light & Power Company’s (AEL&P) capital structure is maintained at its previously ordered 46 percent debt and 54 percent equity levels, (2) there will be no rate recovery of transaction costs or premium associated with the acquisition, (3) assignment of costs related to services between Avista Corp. and AEL&P will be subject to review and approval by the RCA, (4) AEL&P continues to be operated independently with the same experienced management team as existed prior to the acquisition, and (5) the parties adhere to all commitments filed with the RCA on April 3, 2018.
With this order, the merger has received all required approvals in Alaska.
Hydro One and Avista Corp. received the Federal Communications Commission’s consent on May 4, 2018 to close their merger and antitrust clearance on April 5, 2018 after the expiration of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The transaction received approval from the Federal Energy Regulatory Commission on January 16, 2018 and from Avista Corp. shareholders on November 21, 2017. The Committee on Foreign Investment in the United States completed its review of the proposed merger on May 18, 2018, and has concluded that there are no unresolved national security concerns with respect to the transaction.
Applications for regulatory approval of the transaction are still pending with utility commissions in Washington, Idaho, Oregon and Montana. All-parties, all-issues settlement agreements were filed with the Washington Utilities and Transportation Commission on March 27, 2018, with the Idaho Public Utilities Commission on April 13, 2018 and with the Public Utility Commission of Oregon on May 25, 2018. A settlement agreement with the City of Colstrip was filed with the Montana Public Service Commission on May 15, 2018. The consummation of the transaction is also subject to other customary closing conditions. The receipt or availability of funds or financing is not a condition to Hydro One's obligation to consummate the merger. Hydro One and Avista Corp. continue to anticipate closing the transaction in the second half of 2018.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVISTA CORPORATION
(Registrant)

Date:	June 7, 2018	/s/ Mark T. Thies
Mark T. Thies
Senior Vice President,
Chief Financial Officer, and Treasurer